Important Notice Regarding Change in

Investment Objective, Index and Related Matters

SPDR® Series Trust

SPDR® Bloomberg Barclays Intermediate Term Treasury ETF

(the “Fund”)

Supplement Dated March 1, 2018 to the Prospectus

Dated October 31, 2017, as supplemented

Effective April 30, 2018 (the “Effective Date”), the Fund’s investment objective, benchmark index and principal investment strategy will change. Accordingly, as of the Effective Date:

1.	All references to the Fund’s benchmark index in the Prospectus (except for the benchmark index in the Average Annual Total Return Table) are deleted and replaced as follows:

Current Benchmark	Benchmark Effective 4/30/18
Bloomberg Barclays Intermediate U.S. Treasury Index	Bloomberg Barclays 3-10 Year U.S. Treasury Index

2.	The section entitled “INVESTMENT OBJECTIVE” on page 17 of the Prospectus is replaced in its entirety with the following:

The SPDR Bloomberg Barclays Intermediate Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate-term sector of the United States Treasury market.

3.	The section entitled “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” beginning on page 17 of the Prospectus is replaced in its entirety with the following:

In seeking to track the performance of the Bloomberg Barclays 3-10 Year U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of intermediate term (3-10 years) public obligations of the U.S. Treasury. The Index includes all publicly issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 3 years and less than 10 years, are rated investment grade and have

$300 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars, fixed rate and non-convertible. Securities excluded from the Index include state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” floating rate bonds and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of December 31, 2017, there were approximately 116 securities in the Index and the modified adjusted duration of securities in the Index was approximately 5.20 years.

The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ITESUPP2018